                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                               NOVEMBER 10, 1997
                               -----------------
                Date of Report (Date of earliest event reported)


                                  P-COM, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



     DELAWARE                       0-25356              77-02893711
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission           (IRS Employer
    of incorporation)             File Number)        Identification No.)


     3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA         95008
--------------------------------------------------------------------------------
     (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code         (408) 866-3666
                                                      --------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     On November 10, 1997, the Registrant completed the issuance and sale of $100,000,000 aggregate principal amount 4-1/4% Convertible Subordinated Notes due November 1, 2002 (the "Notes"). The Notes were sold in a private transaction to the initial purchasers, PaineWebber Incorporated, BancAmerica Robertson Stephens, NationsBanc Montgomery Securities, Inc. and Pacific Growth Equities, Inc. (the "Initial Purchasers"), which received total discounts and commissions of $2,500,000. The Registrant also granted to the Initial Purchasers a 30-day option to purchase up to an additional $15,000,000 aggregate principal amount of Notes on the same terms as those sold on November 10, 1997, solely to cover over-allotments, if any.

     Resales of the Notes will be made by the Initial Purchasers within the United States in the amount of $98,000,000 to qualified institutional buyers in accordance with Rule 144A and to qualified institutional accredited investors promulgated under the Securities Act of 1933, as amended (the "Act"), and outside the United States in the amount of $2,000,000 to non-United States persons in accordance with Regulation S promulgated under the Act.

          The Notes are convertible into Common Stock of the Registrant at a conversion price of $27.46 per share at any time on or after the 90th day following the latest date of initial issuance of Notes and on or prior to maturity unless previously redeemed or repurchased. The Notes are not redeemable by the Registrant prior to November 5, 2000. Thereafter, the Notes are redeemable at the option of the Registrant, in whole, or from time to time, in part, at the redemption prices set forth in the offering memorandum, together with accrued interest. Upon the occurrence of certain events, each holder of the Notes has the right to require the Registrant to repurchase such holder's Notes at a purchase price equal to 100% of the principal amount thereof, plus accrued interest. The Notes are unsecured obligations of the Registrant and are subordinate to certain present and future senior indebtedness.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             P-COM, INC.
                             ---------------------------------------------
                                             (Registrant)


Date:  November 21, 1997            By:     /s/ Michael J. Sophie
                                            ------------------------------
                                    Name:   Michael J. Sophie
                                    Title:  Chief Financial Officer